UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Enhanced Global Bond Fund

Contents

3 Letter to Shareholders
4 Portfolio Management Review
13 Performance Summary
15 Investment Portfolio
33 Statement of Assets and Liabilities
35 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
42 Notes to Financial Statements
60 Report of Independent Registered Public Accounting Firm
61 Information About Your Fund's Expenses
63 Tax Information
64 Advisory Agreement Board Considerations and Fee Evaluation
69 Board Members and Officers
75 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

DWS Enhanced Global Bond fund returned -0.84% during the 12-month period ended October 31, 2013, outperforming the -1.54% return of the benchmark, the Barclays Global Aggregate Bond Index.

While the past year was a rather volatile time for the global bond market, the annual period began on a positive note with strong performance in the November 2012 to April 2013 interval. During this time, bond prices were buoyed by an environment of slow growth and continued support from the U.S. Federal Reserve Board's (the Fed's) bond-buying program known as "quantitative easing." In addition, the support of the European Central Bank contributed to a recovery in the previously troubled peripheral markets, such as Spain and Italy. This favorable backdrop led yield-hungry investors to pour money into bond funds, fueling robust returns throughout the asset class.

Investment Process
Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics, and changes in supply and demand within the global bond markets. In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit.
In addition to the fund's main investment strategy, we seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities).

These tailwinds shifted abruptly in May 2013, however, when comments by Federal Reserve Chairman Ben Bernanke raised fears that the Fed would soon begin to "taper" its quantitative easing policy. The prospects of reduced Fed accommodation led to a spike in Treasury yields (and a corresponding decline in prices). From May 2 to September 5, 2013, the yield on the 10-year bond soared from 1.63% to 2.98% — an extraordinary move for such a short period of time. This sell-off extended throughout the global bond market, more than offsetting the positive returns from the first half of the period.

An important aspect of this downturn is that the worst performance was concentrated in the most rate-sensitive segments of the market: Treasuries, developed-market government bonds, high-quality corporate bonds and longer-term issues. On the other end of the spectrum, high-yield bonds, emerging-markets corporate bonds and shorter-term issues outperformed.

Fund Performance

This environment worked in favor of the fund for a variety of reasons. While our absolute return for the one-year period was slightly negative, we generated outperformance vs. the benchmark via three aspects of our positioning.

First, our high-yield allocation — which provided the fund with outsized exposure to the best-performing segment of the bond market — performed very well. The high-yield sector typically holds up better during periods of rising interest rates, and that indeed proved to be the case during the mid-year downturn. In addition, the fund's high-yield portfolio outperformed the broader high-yield market thanks to our strong individual security selection. We also held an allocation to senior loans (or loans that banks make to corporations and then package and sell to investors). These securities offer relatively above-average diversification potential, low rate sensitivity and floating rates — all of which fueled outperformance as Treasury yields rose in the second half of the period.

Second, our holdings performed better than the overall market in the domestic, investment-grade segment of the fund. Here, we added value by emphasizing corporate bonds and commercial mortgage-backed securities over Treasuries and other market segments sensitive to talk of Fed tapering. Our substantial allocation to corporates is based on our positive long-term outlook on the asset class, which stems from its attractive yields and the robust health of domestic corporate issuers. On the other side of the ledger, we are less enthusiastic on traditional mortgage-backed securities, where we don't think yields sufficiently compensate investors for the potential impact of the Fed tapering that is likely to begin at some point in the next 12 months.

The third factor boosting performance was our positioning within the fund's emerging-markets segment. While emerging-markets bonds finished the year with a negative absolute return, we added value by holding an underweight in longer-term government debt, which lagged, in favor of emerging-markets corporate bonds, which outperformed. While government bonds have exhibited soft performance due to investor concerns about weakening trade balances, emerging corporates — many of which are issued by highly-rated companies with strong cash flows — were largely insulated from these worries. Further, emerging corporates tend to have below-average interest-rate sensitivity — a positive at a time of rapidly changing Treasury yields.

Unfortunately, not all aspects of the fund's positioning worked well during the past year ending October 31, 2013. The most important headwind to performance was that we came into the May to June 2013 sell-off with an above-benchmark duration (or interest-rate sensitivity). Like many investors, we were surprised by the market's extreme reaction to Bernanke's comments, as the Fed's previous statements indicated that its policy direction remained dependent on incoming economic data. As a result, we did not take steps to protect the portfolio when the talk of tapering first hit the headlines. The sell-off went on for much longer than we anticipated, so our decision to maintain a level of rate sensitivity above the benchmark resulted in underperformance for the fund during the second quarter.

"We believe our global reach — which provides the flexibility to capitalize on values anywhere in the world as they emerge — can be particularly valuable at a time of elevated market volatility."

The fund's allocation to developed-market international government bonds added slightly to our 12-month results. In this portion of the portfolio, our performance was hurt by an underweight in Japanese government bonds, which were boosted by the Bank of Japan's aggressive quantitative easing program. However, we were also underweight in the yen vs. the U.S. dollar, which insulated us from the Japanese currency's sizeable downturn. Our approach in this segment of the portfolio is largely opportunistic, as we concentrate our efforts on rotating among bonds with the most attractive relative values.

The fund also can employ a currency-overlay strategy to enhance performance when opportunities permit. This aspect of our strategy contributed slightly to the fund's 12-month results.

Outlook and Positioning

While the issue of "tapering" receded from the headlines in the final months of the period ending October 31, 2013, we believe it will once again become a factor in market performance during the coming year. However, it's important to keep in mind that the Fed's policy remains data-dependant. As a result, any tapering of quantitative easing is likely to be the result of improving economic conditions — which in turn is supportive for credit-sensitive segments of the market, such as corporate, high-yield and emerging-markets bonds.

Still, our role as stewards of our investors' capital means that we need to guard against the chance of increased market volatility. We therefore opted to move the fund's duration closer to that of the benchmark during the latter part of the period. At the same time, we continued to concentrate on adding value through individual security selection and portfolio allocation. We believe this approach — and not one that seeks to make interest-rate "bets" — is the prudent course in a potentially challenging environment.

Overall, we believe our global reach — which provides the flexibility to capitalize on values anywhere in the world as they emerge — can be particularly valuable at a time of elevated market volatility.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Associate

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012 after 6 years of experience at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yield (or current yield) is the income generated by an investment divided by its current price.

Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

Diversification neither assures a profit nor guarantees against a loss.

Investment-grade refers to the credit quality rating given to municipal bonds, corporate bonds and mortgage-backed securities. It indicates that it has a relatively low risk of default. Bond rating firms such as Standard & Poor's use different designations consisting of upper- and lower-case letters to identify a bond's credit quality rating with AAA and AA the highest credit quality rating, A and BBB the medium credit quality or investment-grade rating and BB or below a low credit quality rating.

Commercial mortgage-backed securities (CMBS) are bonds that are secured by mortgage debt.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Spread sectors include all non-U.S. Treasury, investment-grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

Performance Summary October 31, 2013 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-0.84%	4.68%	4.14%
Adjusted for the Maximum Sales Charge (max 4.50% load)	-5.30%	3.72%	3.66%
Barclays Global Aggregate Bond Index†	-1.54%	6.07%	5.08%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.58%	3.85%	3.31%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-4.45%	3.68%	3.31%
Barclays Global Aggregate Bond Index†	-1.54%	6.07%	5.08%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.66%	3.91%	3.33%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-1.66%	3.91%	3.33%
Barclays Global Aggregate Bond Index†	-1.54%	6.07%	5.08%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-0.66%	4.97%	4.41%
Barclays Global Aggregate Bond Index†	-1.54%	6.07%	5.08%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.14%, 1.93%, 1.87% and 0.84% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/13	$9.95	$9.96	$9.95	$9.94
10/31/12	$10.42	$10.43	$10.42	$10.42
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.23	$.15	$.15	$.26
October Income Dividend	$.0199	$.0136	$.0136	$.0220
Capital Gain Distributions, Twelve Months	$.16	$.16	$.16	$.16
SEC 30-day Yield††	2.16%	1.51%	1.52%	2.51%
Current Annualized Distribution Rate††	2.40%	1.64%	1.64%	2.66%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.92%, 1.16%, 1.25% and 2.28% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.16%, 1.29%, 1.37% and 2.43% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
		Principal Amount ($)(a)	Value ($)

Bonds 104.3%
Australia 2.2%
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		440,000	459,800
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	2,210,000	1,999,933
(Cost $2,631,885)			2,459,733
Austria 2.6%
ESAL GmbH, 144A, 6.25%, 2/5/2023		250,000	227,500
Republic of Austria, 144A, 4.0%, 9/15/2016	EUR	1,740,000	2,606,576
(Cost $2,488,153)			2,834,076
Barbados 0.1%
Columbus International, Inc., 144A, 11.5%, 11/20/2014 (Cost $112,250)		100,000	107,750
Belarus 0.2%
Republic of Belarus, REG S, 8.75%, 8/3/2015 (Cost $265,313)		250,000	250,313
Bermuda 0.4%
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	108,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		330,000	343,695
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		10,000	10,026
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,800
(Cost $490,885)			478,521
Brazil 1.5%
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	300,000	125,212
Federative Republic of Brazil, 4.25%, 1/7/2025 (c)		1,000,000	977,000
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		200,000	197,000
Oi SA, 144A, 5.75%, 2/10/2022		200,000	187,500
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	200,000
(Cost $1,724,122)			1,686,712
Canada 1.9%
Barrick Gold Corp., 2.5%, 5/1/2018		190,000	185,327
Bombardier, Inc., 144A, 5.75%, 3/15/2022		205,000	205,512
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,900
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		50,000	53,000
144A, 8.75%, 6/1/2020		30,000	33,150
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (b)		35,000	35,875
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		10,000	10,400
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		80,000	80,500
144A, 7.0%, 3/31/2024		70,000	71,575
Novelis, Inc., 8.75%, 12/15/2020		310,000	344,875
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	437,000	397,489
PSP Capital, Inc., 3.03%, 10/22/2020	CAD	310,000	301,506
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	14,512
Talisman Energy, Inc., 3.75%, 2/1/2021		390,000	369,458
(Cost $2,145,731)			2,108,079
Cayman Islands 0.9%
Embraer Overseas Ltd., 144A, 5.696%, 9/16/2023		200,000	202,500
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		200,000	208,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		30,000	30,525
7.5%, 11/1/2019		45,000	48,938
Transocean, Inc., 3.8%, 10/15/2022		370,000	354,164
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		150,000	160,125
(Cost $1,016,943)			1,004,752
Costa Rica 0.2%
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021 (Cost $287,500)		250,000	264,000
Croatia 0.2%
Agrokor dd, 144A, 8.875%, 2/1/2020 (Cost $278,750)		250,000	271,275
Cyprus 0.2%
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018 (Cost $197,670)		200,000	172,000
Dominican Republic 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019 (Cost $272,813)		250,000	247,500
France 1.4%
BNP Paribas SA, 3.25%, 3/3/2023		450,000	435,748
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	393,200
RCI Banque SA, 144A, 3.5%, 4/3/2018		700,000	720,453
(Cost $1,541,897)			1,549,401
Germany 0.9%
KFW, 1.875%, 6/13/2018	CAD	795,000	754,444
Unitymedia Hessen GmbH & Co., KG, 144A, 7.5%, 3/15/2019	EUR	125,000	184,145
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	50,000	75,355
(Cost $1,024,317)			1,013,944
Indonesia 0.4%
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042 (Cost $408,750)		500,000	402,500
Ireland 0.4%
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	198,500
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	213,500
(Cost $402,326)			412,000
Italy 0.6%
Intesa Sanpaolo SpA, 3.875%, 1/16/2018 (Cost $594,113)		595,000	607,092
Japan 0.7%
Mizuho Bank Ltd., 144A, 2.95%, 10/17/2022 (Cost $857,489)		860,000	804,805
Jersey 0.2%
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020 (b) (Cost $200,000)		200,000	199,500
Kazakhstan 1.0%
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	527,500
KazMunayGas National Co. JSC, 144A, 7.0%, 5/5/2020		500,000	571,875
(Cost $1,128,125)			1,099,375
Luxembourg 2.2%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		200,000	226,000
ArcelorMittal, 6.125%, 6/1/2018		500,000	542,500
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		40,000	38,600
7.5%, 4/1/2021		315,000	343,350
Intelsat Luxembourg SA, 144A, 7.75%, 6/1/2021		55,000	58,025
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		75,000	72,270
MHP SA, 144A, 8.25%, 4/2/2020		200,000	171,500
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	187,500
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		200,000	212,500
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		20,000	20,150
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		500,000	551,250
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		15,000	15,450
(Cost $2,432,182)			2,439,095
Marshall Islands 0.0%
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		20,000	20,925
Navios South American Logistics, Inc., 9.25%, 4/15/2019		10,000	10,825
(Cost $30,775)			31,750
Mexico 1.4%
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		200,000	216,500
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		200,000	218,000
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	203,000
Petroleos Mexicanos, 2.266%*, 7/18/2018		500,000	515,625
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	3,200,000	262,382
Series M 20, 8.5%, 5/31/2029	MXN	1,600,000	142,191
(Cost $1,644,629)			1,557,698
Netherlands 7.2%
Ajecorp BV, 144A, 6.5%, 5/14/2022		500,000	505,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		350,000	342,121
Government of Netherlands, 144A, 4.5%, 7/15/2017	EUR	3,570,000	5,532,641
ING Bank NV:
144A, 2.0%, 9/25/2015		875,000	888,746
144A, 5.8%, 9/25/2023		200,000	209,753
Marfrig Holding Europe BV, 144A, 11.25%, 9/20/2021		200,000	198,750
Metinvest BV, 144A, 10.25%, 5/20/2015		100,000	100,000
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		215,000	244,025
(Cost $7,672,048)			8,021,036
Norway 1.1%
Kingdom of Norway, Series 475, 2.0%, 5/24/2023 (Cost $1,225,438)	NOK	7,673,000	1,201,788
Peru 0.5%
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		200,000	190,500
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		200,000	186,000
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	192,000
(Cost $592,341)			568,500
Portugal 0.5%
Portugal Obrigacoes do Tesouro, 144A, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	583,596
Russia 4.7%
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	235,312
Russian Federation:
Series 6212, 7.05%, 1/19/2028	RUB	126,000,000	3,769,697
Series 6204, 7.5%, 3/15/2018	RUB	4,000,000	129,089
Series 6207, 8.15%, 2/3/2027	RUB	8,000,000	264,540
Vimpel Communications, 144A, 7.748%, 2/2/2021		200,000	219,000
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		500,000	532,500
(Cost $5,181,732)			5,150,138
Singapore 1.3%
Republic of Singapore, 3.375%, 9/1/2033 (Cost $1,261,306)	SGD	1,621,000	1,395,869
Slovenia 0.2%
Republic of Slovenia, 144A, 4.75%, 5/10/2018 (Cost $198,145)		200,000	197,500
South Africa 1.0%
Republic of South Africa, 5.875%, 9/16/2025 (Cost $1,073,750)		1,000,000	1,066,450
Sweden 0.3%
Nordea Bank AB, 144A, 4.25%, 9/21/2022 (Cost $372,615)		375,000	377,100
Turkey 0.2%
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018 (Cost $239,537)		250,000	238,125
United Arab Emirates 0.3%
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015 (Cost $282,500)		250,000	273,750
United Kingdom 4.2%
Afren PLC, 144A, 10.25%, 4/8/2019		200,000	229,000
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		500,000	474,620
Aviva PLC, 5.7%, 9/29/2015	EUR	450,000	635,427
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		590,000	608,585
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		220,000	209,302
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	102,820
United Kingdom Gilt, 2.75%, 1/22/2015	GBP	1,165,000	1,920,644
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		500,000	482,500
(Cost $4,558,521)			4,662,898
United States 62.6%
Access Midstream Partners LP:
4.875%, 5/15/2023		30,000	29,850
5.875%, 4/15/2021		10,000	10,725
Accuride Corp., 9.5%, 8/1/2018		10,000	10,525
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		10,000	10,450
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		65,000	67,275
ADT Corp., 144A, 6.25%, 10/15/2021		15,000	15,919
AES Corp., 8.0%, 10/15/2017		25,000	29,438
Agilent Technologies, Inc., 3.2%, 10/1/2022 (b)		200,000	189,066
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		20,000	20,625
Ally Financial, Inc., 6.25%, 12/1/2017		180,000	199,350
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		15,000	15,506
AMC Entertainment, Inc., 8.75%, 6/1/2019		130,000	139,912
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		290,000	271,302
American International Group, Inc., 4.875%, 6/1/2022		200,000	218,918
American Tower Corp., (REIT), 3.5%, 1/31/2023		280,000	258,150
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,536,526	1,621,248
AmeriGas Finance LLC:
6.75%, 5/20/2020		30,000	32,700
7.0%, 5/20/2022		20,000	21,600
APX Group, Inc., 6.375%, 12/1/2019		15,000	14,944
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		25,000	25,750
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		5,000	5,563
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		25,000	26,813
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	24,625
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		15,000	14,700
Axiall Corp., 144A, 4.875%, 5/15/2023		10,000	9,588
B&G Foods, Inc., 4.625%, 6/1/2021		20,000	19,525
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.474%*, 11/15/2015		1,495,866	1,496,315
Bank of America Corp., 3.3%, 1/11/2023		535,000	513,470
BC Mountain LLC, 144A, 7.0%, 2/1/2021		20,000	20,250
BE Aerospace, Inc., 6.875%, 10/1/2020		60,000	66,150
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.708%*, 6/11/2040		220,000	248,462
Belden, Inc., 144A, 5.5%, 9/1/2022		30,000	30,000
Berry Petroleum Co.:
6.375%, 9/15/2022		15,000	15,450
6.75%, 11/1/2020		15,000	15,788
Biomet, Inc.:
6.5%, 8/1/2020		25,000	26,563
6.5%, 10/1/2020		5,000	5,200
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	31,725
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		30,000	30,600
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		40,000	42,200
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		10,000	10,775
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		15,000	15,150
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		65,000	60,044
9.0%, 2/15/2020 (b)		20,000	18,750
Calpine Corp.:
144A, 7.5%, 2/15/2021		243,000	262,440
144A, 7.875%, 7/31/2020		15,000	16,388
CC Holdings GS V LLC, 3.849%, 4/15/2023		300,000	284,806
CCO Holdings LLC, 6.5%, 4/30/2021		180,000	187,200
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		20,000	19,800
CDW LLC, 8.5%, 4/1/2019		185,000	204,887
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		500,000	561,250
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		10,000	10,163
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		60,000	58,200
144A, 6.375%, 9/15/2020		90,000	93,375
Chaparral Energy, Inc., 7.625%, 11/15/2022		30,000	32,400
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		20,000	21,700
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		245,000	260,925
8.75%, 3/15/2018 (b)		140,000	148,400
CIT Group, Inc., 4.25%, 8/15/2017		315,000	330,356
Clean Harbors, Inc., 5.125%, 6/1/2021		20,000	20,275
Clear Channel Communications, Inc., 11.25%, 3/1/2021		20,000	21,475
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		20,000	20,800
Series B, 6.5%, 11/15/2022		30,000	31,500
Series B, 7.625%, 3/15/2020		85,000	90,737
CNA Financial Corp., 5.75%, 8/15/2021		500,000	571,482
Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		1,950,000	2,160,085
Community Health Systems, Inc., 7.125%, 7/15/2020		145,000	152,612
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		80,000	73,474
Credit Suisse Commercial Mortgage Trust, "A3", Series 2006-C3, 5.793%*, 6/15/2038		1,027,811	1,124,191
Cricket Communications, Inc., 7.75%, 10/15/2020		195,000	222,787
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		10,000	10,550
CyrusOne LP, 6.375%, 11/15/2022		10,000	10,075
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	522,914
DCP Midstream Operating LP, 3.875%, 3/15/2023 (b)		400,000	373,109
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.174%*, 3/15/2018		150,000	150,630
Del Monte Corp., 7.625%, 2/15/2019		30,000	31,238
Delphi Corp., 5.0%, 2/15/2023		20,000	21,000
Denbury Resources, Inc., 4.625%, 7/15/2023		50,000	46,125
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	9,675
DIRECTV Holdings LLC, 2.4%, 3/15/2017		920,000	935,773
DISH DBS Corp.:
4.25%, 4/1/2018		25,000	25,375
5.0%, 3/15/2023 (b)		35,000	33,469
7.875%, 9/1/2019		105,000	122,062
Dow Chemical Co., 5.25%, 11/15/2041		400,000	405,475
DTE Energy Co., 7.625%, 5/15/2014		167,000	173,140
E*TRADE Financial Corp.:
6.375%, 11/15/2019		45,000	48,150
6.75%, 6/1/2016		240,000	258,900
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		10,000	9,675
EarthLink, Inc., 7.375%, 6/1/2020		20,000	19,850
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		25,000	25,000
Energy Transfer Partners LP, 4.15%, 10/1/2020		300,000	311,369
EP Energy LLC, 7.75%, 9/1/2022		30,000	33,750
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		31,286	32,772
Equinix, Inc.:
5.375%, 4/1/2023		55,000	54,587
7.0%, 7/15/2021		165,000	180,262
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		1,057,704	132,680
"ZB", Series 4183, 3.0%, 3/15/2043		1,015,663	881,021
"ZG", Series 4213, 3.5%, 6/15/2043		1,538,793	1,491,305
"JS", Series 3572, Interest Only, 6.626%**, 9/15/2039		817,553	131,064
Federal National Mortgage Association:
3.0%, 11/15/2027		1,000,000	913,119
4.0%, 2/1/2041 (c)		10,500,000	11,062,735
First Data Corp.:
144A, 6.75%, 11/1/2020		115,000	121,756
144A, 7.375%, 6/15/2019		225,000	242,156
Fiserv, Inc., 3.5%, 10/1/2022		475,000	454,474
FMC Technologies, Inc., 3.45%, 10/1/2022		200,000	190,042
Ford Motor Credit Co., LLC, 4.25%, 9/20/2022		205,000	210,901
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		720,000	678,506
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		61,000	65,956
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		145,000	150,437
7.625%, 4/15/2024		10,000	10,550
8.5%, 4/15/2020		325,000	371,312
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,300
GenCorp, Inc., 144A, 7.125%, 3/15/2021		60,000	64,200
General Electric Capital Corp., 3.1%, 1/9/2023		1,000,000	963,971
Gerdau Holdings, Inc., 144A, 7.0%, 1/20/2020		200,000	219,200
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	47,532
Government National Mortgage Association:
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,331,445	456,928
"HX", Series 2012-91, 3.0%, 9/20/2040		407,929	404,935
3.5%, 8/20/2042		2,819,787	2,932,799
"ZJ", Series 2013-106, 3.5%, 7/20/2043		243,826	212,759
4.0%, 6/1/2041 (c)		3,000,000	3,199,219
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		2,650,908	278,246
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		1,549,070	176,868
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,652,904	198,799
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		2,173,025	201,251
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		716,034	112,856
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		911,530	145,510
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		638,944	114,241
7.0%, 1/15/2029		32,882	38,540
7.0%, 2/15/2029		26,209	31,004
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		30,000	21,750
Halcon Resources Corp.:
8.875%, 5/15/2021		45,000	46,856
9.75%, 7/15/2020		20,000	21,750
Harron Communications LP, 144A, 9.125%, 4/1/2020		10,000	11,100
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		117,000	136,573
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		45,000	43,537
HCA, Inc.:
6.5%, 2/15/2020		270,000	300,375
7.5%, 2/15/2022		225,000	252,844
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		355,000	359,371
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		5,000	5,169
Hertz Corp., 6.75%, 4/15/2019		85,000	91,694
Hewlett-Packard Co., 3.3%, 12/9/2016		680,000	709,802
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		85,000	86,275
8.875%, 2/1/2018		45,000	46,350
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		15,000	15,713
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		20,000	21,450
7.625%, 6/15/2021		60,000	65,700
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		170,000	182,962
IAC/InterActiveCorp., 4.75%, 12/15/2022		15,000	14,213
IMS Health, Inc., 144A, 6.0%, 11/1/2020		20,000	20,800
ING U.S., Inc., 144A, 5.7%, 7/15/2043		335,000	354,067
International Lease Finance Corp.:
3.875%, 4/15/2018		35,000	35,088
6.25%, 5/15/2019		10,000	10,900
8.75%, 3/15/2017		95,000	111,625
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		50,000	51,250
144A, 8.25%, 2/1/2020		135,000	144,787
Jefferies Group LLC, 5.125%, 1/20/2023		240,000	243,300
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		40,000	41,500
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		190,000	186,541
"A4", Series 2007-C1, 5.716%, 2/15/2051		760,000	843,117
JPMorgan Mortgage Acquisition Trust, "A2", Series 2007-CH4, 0.239%*, 12/25/2029		607,669	603,901
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		30,000	31,875
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		888,494	920,054
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		175,000	171,732
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		690,000	755,843
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		85,000	92,756
Level 3 Financing, Inc., 7.0%, 6/1/2020		185,000	197,025
Linn Energy LLC, 144A, Step-up Coupon, 6.75% to 10/5/2013, 7.0% to 11/1/2019		175,000	174,562
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		30,000	31,875
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		250,000	249,670
Marriott International, Inc., 3.375%, 10/15/2020		60,000	60,358
Mediacom Broadband LLC, 6.375%, 4/1/2023		10,000	10,125
Meritor, Inc., 6.75%, 6/15/2021		15,000	15,150
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		205,000	216,787
144A, 6.625%, 4/1/2023 (b)		20,000	20,925
MGM Resorts International:
6.625%, 12/15/2021 (b)		50,000	53,437
6.75%, 10/1/2020 (b)		15,000	16,350
8.625%, 2/1/2019		120,000	140,850
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		20,000	20,200
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		40,000	41,200
10.75%, 10/1/2020		15,000	16,200
Morgan Stanley:
3.75%, 2/25/2023 (b)		415,000	409,739
4.1%, 5/22/2023 (b)		420,000	405,699
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		30,000	30,450
Murray Energy Corp., 144A, 8.625%, 6/15/2021		5,000	5,350
News America, Inc., 144A, 4.0%, 10/1/2023		10,000	10,161
Norcraft Companies LP, 10.5%, 12/15/2015		700,000	721,000
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		5,000	5,175
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		90,000	97,425
144A, 6.875%, 3/15/2022		40,000	43,200
6.875%, 1/15/2023		20,000	21,700
Owens Corning, Inc., 4.2%, 12/15/2022		120,000	119,158
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		30,000	31,200
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		10,000	10,200
Pilgrim's Pride Corp., 7.875%, 12/15/2018		130,000	142,025
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		25,000	26,000
Ply Gem Industries, Inc., 9.375%, 4/15/2017		9,000	9,653
PNK Finance Corp., 144A, 6.375%, 8/1/2021		20,000	21,000
Polymer Group, Inc., 7.75%, 2/1/2019		75,000	80,062
PolyOne Corp., 5.25%, 3/15/2023		15,000	14,906
PPL Energy Supply LLC, 4.6%, 12/15/2021 (b)		300,000	295,138
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		10,000	9,250
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	255,612
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		10,000	9,375
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		30,000	30,975
7.125%, 4/15/2019		310,000	330,925
SandRidge Energy, Inc., 7.5%, 3/15/2021		60,000	63,600
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,413
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		10,000	9,800
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		20,000	21,300
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		20,000	20,700
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		25,000	25,125
SLM Corp., 5.5%, 1/25/2023 (b)		540,000	515,700
Smithfield Foods, Inc., 6.625%, 8/15/2022		30,000	31,575
Sprint Communications, Inc.:
6.0%, 12/1/2016		295,000	318,969
6.0%, 11/15/2022		25,000	24,625
8.375%, 8/15/2017		70,000	81,025
Starz LLC, 5.0%, 9/15/2019		15,000	15,150
Sun Products Corp., 144A, 7.75%, 3/15/2021		30,000	27,000
Talos Production LLC, 144A, 9.75%, 2/15/2018		30,000	30,300
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		20,000	19,500
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		30,000	28,800
4.5%, 4/1/2021		10,000	9,700
6.25%, 11/1/2018		70,000	76,650
Tesoro Corp.:
4.25%, 10/1/2017		15,000	15,563
5.375%, 10/1/2022 (b)		10,000	9,900
The Goldman Sachs Group, Inc., 3.625%, 1/22/2023		555,000	541,439
Titan International, Inc., 144A, 6.875%, 10/1/2020		55,000	56,375
Total System Services, Inc., 3.75%, 6/1/2023		330,000	307,416
TransDigm, Inc.:
7.5%, 7/15/2021		35,000	38,150
7.75%, 12/15/2018		25,000	26,875
Tronox Finance LLC, 6.375%, 8/15/2020		20,000	20,400
tw telecom holdings, Inc.:
5.375%, 10/1/2022		20,000	19,950
144A, 5.375%, 10/1/2022		5,000	4,988
144A, 6.375%, 9/1/2023		20,000	20,800
U.S. Airways Group, Inc., 6.125%, 6/1/2018		20,000	19,675
U.S. Treasury Bill, 0.02%***, 2/13/2014 (d)		1,243,000	1,242,821
U.S. Treasury Notes:
0.75%, 6/15/2014 (e)		2,000,000	2,007,890
1.625%, 8/15/2022		6,500,000	6,105,937
1.75%, 5/15/2023		1,055,000	985,353
United Rentals North America, Inc.:
5.75%, 7/15/2018		25,000	26,813
6.125%, 6/15/2023		10,000	10,275
7.625%, 4/15/2022		95,000	106,400
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		440,000	426,876
Verizon Communications, Inc., 6.55%, 9/15/2043		120,000	139,225
Watco Companies LLC, 144A, 6.375%, 4/1/2023		10,000	9,900
Wells Fargo & Co., 5.375%, 11/2/2043		260,000	263,055
Whiting Petroleum Corp., 5.0%, 3/15/2019		25,000	26,000
Windstream Corp.:
6.375%, 8/1/2023		20,000	19,400
7.5%, 4/1/2023		10,000	10,425
7.75%, 10/15/2020		375,000	402,187
7.75%, 10/1/2021		25,000	26,688
144A, 7.75%, 10/1/2021		35,000	37,364
(Cost $69,367,621)			69,415,548
Venezuela 0.4%
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017 (Cost $491,715)		500,000	448,750
Total Bonds (Cost $115,336,858)			115,602,919

	Shares	Value ($)

Preferred Stock 0.0%
United States
Ally Financial, Inc., 144A, 7.0% (Cost $19,437)	20	19,204

Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $4,009,687)	4,009,687	4,009,687

Cash Equivalents 5.8%
Central Cash Management Fund, 0.06% (f) (Cost $6,424,982)	6,424,982	6,424,982

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $125,790,964)†	113.7	126,056,792
Other Assets and Liabilities, Net	(13.7)	(15,213,986)
Net Assets	100.0	110,842,806

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

** These securities are shown at their current rate as of October 31, 2013.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $126,408,612. At October 31, 2013, net unrealized depreciation for all securities based on tax cost was $351,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,305,533 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,657,353.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $3,872,392, which is 3.5% of net assets.

(c) When-issued or delayed delivery security included.

(d) At October 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At October 31, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of income is paid in kind in form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10-Year U.S. Treasury Note	USD	12/19/2013	59	7,514,203	78,242
5 Year U.S. Treasury Note	USD	12/31/2013	129	15,697,688	89,437
Federal Republic of Germany Euro-Bund	EUR	12/6/2013	3	578,401	15,880
Ultra Long U.S. Treasury Bond	USD	12/19/2013	25	3,602,344	130,664
Total unrealized appreciation					314,223

At October 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
30 Year U.S. Treasury Bond	USD	12/19/2013	12	1,617,750	(46,149)

At October 31, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (h)
Call Options Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	2,900,000	1	5/9/2014	21,387	(45,201)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	1	3/15/2016	34,220	(39,284)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	2	3/15/2016	20,953	(39,284)
Total Call Options					76,560	(123,769)
Put Options Pay Fixed — 3.093% - Receive Floating — LIBOR	10/21/2014 10/21/2044	2,100,000	2	10/17/2017	28,980	(27,744)
Pay Fixed — 3.033% - Receive Floating — LIBOR	10/24/2014 10/24/2044	2,100,000	3	10/22/2014	26,670	(24,213)
Pay Fixed — 2.888% - Receive Floating — LIBOR	11/3/2014 11/3/2044	2,100,000	1	10/30/2014	19,950	(19,950)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	1	3/15/2016	20,952	(1,932)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	2	3/15/2016	7,395	(1,932)
Pay Fixed — 2.064% - Receive Floating — LIBOR	5/13/2014 5/13/2044	2,900,000	1	5/9/2014	21,388	(461)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	2,900,000	4	3/27/2014	39,585	(833)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	2,900,000	5	3/18/2014	41,760	(864)
Total Put Options					206,680	(77,929)
Total					283,240	(201,698)

(h) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2013 was $81,542.

At October 31, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
5/13/2014 5/13/2044	2,900,000	6	Fixed — 4.064%	Floating — LIBOR	(201,962)	(167,836)

At October 31, 2013, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	25,000	7	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB-	3,234	2,182	1,052
9/20/2012 12/20/2017	40,000	8	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	6,052	2,459	3,593
Total unrealized appreciation							4,645

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Barclays Capital PLC

5 JPMorgan Chase

6 Morgan Stanley

7 Credit Suisse

8 UBS AG

LIBOR: London Interbank Offered Rate

At October 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	3,700,000	USD	284,893	11/12/2013	1,578	UBS AG
MXN	11,100,000	USD	853,689	11/12/2013	3,744	Barclays Bank PLC
AUD	1,718,356	EUR	1,200,000	11/12/2013	6,511	Barclays Bank PLC
NZD	2,000,000	USD	1,654,596	11/12/2013	3,950	Barclays Bank PLC
USD	1,406,042	MXN	18,500,000	11/12/2013	10,533	Barclays Bank PLC
USD	2,169,937	NOK	13,147,000	11/19/2013	37,302	UBS AG
USD	2,174,557	SEK	14,173,000	11/19/2013	11,828	UBS AG
USD	874,786	CHF	797,000	11/19/2013	3,703	UBS AG
USD	1,314,976	AUD	1,395,000	11/19/2013	2,217	UBS AG
CAD	2,279,000	USD	2,192,169	11/19/2013	7,378	UBS AG
JPY	554,582,000	USD	5,651,330	11/19/2013	10,937	UBS AG
EUR	190,800	USD	260,943	11/20/2013	1,875	Citigroup, Inc.
KRW	1,497,000,000	USD	1,409,339	11/22/2013	363	JPMorgan Chase Securities, Inc.
ZAR	10,900,000	USD	1,109,112	11/29/2013	27,776	Citigroup, Inc.
MXN	7,400,000	USD	570,463	12/9/2013	5,069	Barclays Bank PLC
USD	5,000,278	JPY	494,000,000	12/9/2013	24,801	Barclays Bank PLC
JPY	494,000,000	USD	5,050,970	12/9/2013	25,890	JPMorgan Chase Securities, Inc.
TRY	3,508,000	USD	1,770,225	12/9/2013	25,059	UBS AG
EUR	4,000,000	USD	5,465,832	12/9/2013	34,439	JPMorgan Chase Securities, Inc.
RUB	62,000,000	USD	1,942,445	12/9/2013	20,865	BNP Paribas
RUB	62,000,000	USD	1,922,354	12/9/2013	774	JPMorgan Chase Securities, Inc.
MXN	7,400,000	USD	571,699	12/9/2013	6,304	JPMorgan Chase Securities, Inc.
AUD	2,222,900	USD	2,144,216	1/23/2014	54,997	UBS AG
NOK	7,280,000	USD	1,224,957	1/23/2014	5,985	UBS AG
CAD	2,174,396	USD	2,105,851	1/23/2014	24,918	Barclays Bank PLC
GBP	1,800,000	USD	2,908,919	1/23/2014	24,679	Nomura International PLC
SGD	1,610,650	USD	1,301,607	1/23/2014	4,901	JPMorgan Chase Securities, Inc.
EUR	6,840,000	USD	9,396,826	1/23/2014	108,633	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					497,009

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,661,020	NZD	2,000,000	11/12/2013	(10,374)	Citigroup, Inc.
USD	285,505	MXN	3,700,000	11/12/2013	(2,190)	JPMorgan Chase Securities, Inc.
MXN	7,400,000	USD	560,188	11/12/2013	(6,442)	JPMorgan Chase Securities, Inc.
USD	1,318,266	ZAR	13,153,000	11/19/2013	(10,830)	UBS AG
USD	1,318,106	TRY	2,620,000	11/19/2013	(9,718)	UBS AG
USD	1,326,045	BRL	2,923,000	11/19/2013	(25,980)	UBS AG
USD	3,492,002	NZD	4,230,000	11/19/2013	(1,600)	UBS AG
SGD	1,643,000	USD	1,314,011	11/19/2013	(8,653)	UBS AG
EUR	972,000	USD	1,314,003	11/19/2013	(5,773)	UBS AG
USD	1,130,906	SGD	1,400,000	11/22/2013	(3,860)	Citigroup, Inc.
USD	285,891	MXN	3,700,000	12/9/2013	(3,194)	UBS AG
USD	5,508,560	EUR	4,000,000	12/9/2013	(77,167)	JPMorgan Chase Securities, Inc.
USD	1,142,055	MXN	14,800,000	12/9/2013	(11,267)	Barclays Bank PLC
USD	285,538	MXN	3,700,000	12/9/2013	(2,841)	JPMorgan Chase Securities, Inc.
USD	968,093	GBP	600,000	1/23/2014	(6,680)	Nomura International PLC
Total unrealized depreciation					(186,569)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Bonds	$—	$115,602,919	$—	$115,602,919
Preferred Stocks	—	19,204	—	19,204
Short-Term Investments (k)	10,434,669	—	—	10,434,669
Derivatives (l)
Futures Contracts	314,223	—	—	314,223
Credit Default Swap Contracts	—	4,645	—	4,645
Forward Foreign Currency Exchange Contracts	—	497,009	—	497,009
Total	$10,748,892	$116,123,777	$—	$126,872,669
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Futures Contracts	$(46,149)	$—	$—	$(46,149)
Written Options	—	(201,698)	—	(201,698)
Interest Rate Swap Contracts	—	(167,836)	—	(167,836)
Forward Foreign Currency Exchange Contracts	—	(186,569)	—	(186,569)
Total	$(46,149)	$(556,103)	$—	$(602,252)

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $115,356,295) — including $3,872,392 of securities loaned	$115,622,123
Investment in Daily Assets Fund Institutional (cost $4,009,687)*	4,009,687
Investment in Central Cash Management Fund (cost $6,424,982)	6,424,982
Total investments in securities, at value (cost $125,790,964)	126,056,792
Cash	1,985,355
Foreign currency, at value (cost $332,450)	327,208
Cash held as collateral for forward foreign currency exchange contracts	2,600,000
Receivable for investments sold	112,939
Receivable for investments sold — when issued/delayed delivery securities	15,150
Receivable for Fund shares sold	53,860
Dividends receivable	350
Interest receivable	1,057,806
Receivable for variation margin on centrally cleared swaps	10,772
Unrealized appreciation on swap contracts	4,645
Unrealized appreciation on forward foreign currency exchange contracts	497,009
Upfront payments paid on swap contracts	4,641
Foreign taxes recoverable	285
Due from Advisor	20,342
Other assets	12,176
Total assets	132,759,330
Liabilities
Payable upon return of securities loaned	4,009,687
Payable for investments purchased	1,889,770
Payable for investments purchased — when-issued/delayed delivery securities	15,174,026
Payable for Fund shares redeemed	251,656
Payable for variation margin on futures contracts	1,751
Options written, at value (premium received $283,240)	201,698
Unrealized depreciation on forward foreign currency exchange contracts	186,569
Accrued management fee	38,625
Accrued Director's fees	1,788
Other accrued expenses and payables	160,954
Total liabilities	21,916,524
Net assets, at value	$110,842,806

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	2,663,585
Net unrealized appreciation (depreciation) on: Investments	265,828
Swap contracts	(163,191)
Futures	268,074
Foreign currency	306,455
Written options	81,542
Accumulated net realized gain (loss)	(130,090)
Paid-in capital	107,550,603
Net assets, at value	$110,842,806
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($23,519,304 ÷ 2,363,418 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.95
Maximum offering price per share (100 ÷ 95.50 of $9.95)	$10.42
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($450,646 ÷ 45,233 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.96
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,160,426 ÷ 317,546 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.95
Class S Net Asset Value, offering and redemption price(a) per share ($83,712,430 ÷ 8,420,869 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.94

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest (net of foreign tax withheld of $8,271)	$4,299,091
Income distributions — Central Cash Management Fund	12,125
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,093
Total income	4,325,309
Expenses: Management fee	574,558
Administration fee	140,136
Services to shareholders	214,647
Distribution and service fees	111,784
Custodian fee	65,734
Audit and tax fees	90,922
Legal fees	19,032
Reports to shareholders	50,129
Registration fees	51,174
Directors' fees and expenses	7,061
Other	28,875
Total expenses before expense reductions	1,354,052
Expense reductions	(146,999)
Total expenses after expense reductions	1,207,053
Net investment income	3,118,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,748,567
Swap contracts	8,213
Futures	(750,797)
Written options	123,991
Foreign currency	(88,808)
2,041,166
Change in net unrealized appreciation (depreciation) on: Investments	(6,622,357)
Swap contracts	(163,191)
Futures	184,041
Written options	79,991
Foreign currency	21,509
(6,500,007)
Net gain (loss)	(4,458,841)
Net increase (decrease) in net assets resulting from operations	$(1,340,585)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$3,118,256	$4,001,377
Net realized gain (loss)	2,041,166	6,772,772
Change in net unrealized appreciation (depreciation)	(6,500,007)	(3,948,605)
Net increase (decrease) in net assets resulting from operations	(1,340,585)	6,825,544
Distributions to shareholders from: Net investment income: Class A	(591,547)	(645,129)
Class B	(10,566)	(13,834)
Class C	(60,560)	(71,233)
Class S	(2,726,542)	(2,972,607)
Net realized gains: Class A	(432,365)	—
Class B	(14,152)	—
Class C	(70,913)	—
Class S	(1,999,409)	—
Total distributions	(5,906,054)	(3,702,803)
Fund share transactions: Proceeds from shares sold	21,194,619	37,470,027
Reinvestment of distributions	5,417,620	3,364,580
Payments for shares redeemed	(68,365,760)	(62,622,154)
Redemption fees	2,408	1,231
Net increase (decrease) in net assets from Fund share transactions	(41,751,113)	(21,786,316)
Increase (decrease) in net assets	(48,997,752)	(18,663,575)
Net assets at beginning of period	159,840,558	178,504,133
Net assets at end of period (including undistributed net investment income of $2,663,585 and $1,673,021, respectively)	$110,842,806	$159,840,558

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.42		$10.19		$10.86	$10.55	$9.72
Income (loss) from investment operations: Net investment incomea	.21		.23		.30	.29	.25
Net realized and unrealized gain (loss)	(.29)		.21		(.61)	.38	1.36
Total from investment operations	(.08)		.44		(.31)	.67	1.61
Less distributions from: Net investment income	(.23)		(.21)		(.24)	(.36)	(.30)
Net realized gains	(.16)		—		(.04)	—	(.48)
Return of capital	—		—		(.08)	—	—
Total distributions	(.39)		(.21)		(.36)	(.36)	(.78)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$9.95		$10.42		$10.19	$10.86	$10.55
Total Return (%)b	(.84	)c	4.41	c	(2.97)	6.53	17.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24		29		35	39	38
Ratio of expenses before expense reductions (%)	1.17		1.14		1.12	1.16	1.21
Ratio of expenses after expense reductions (%)	1.03		1.13		1.12	1.16	1.21
Ratio of net investment income (%)	2.07		2.25		2.83	2.83	2.53
Portfolio turnover rate (%)	493		395		197	162	163
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.43		$10.20		$10.87	$10.56	$9.72
Income (loss) from investment operations: Net investment incomea	.13		.15		.21	.21	.17
Net realized and unrealized gain (loss)	(.29)		.21		(.61)	.37	1.38
Total from investment operations	(.16)		.36		(.40)	.58	1.55
Less distributions from: Net investment income	(.15)		(.13)		(.15)	(.27)	(.23)
Net realized gains	(.16)		—		(.04)	—	(.48)
Return of capital	—		—		(.08)	—	—
Total distributions	(.31)		(.13)		(.27)	(.27)	(.71)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$9.96		$10.43		$10.20	$10.87	$10.56
Total Return (%)b	(1.58	)c	3.58	c	(3.78)	5.66	16.56	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.45		1		1	2	2
Ratio of expenses before expense reductions (%)	1.97		1.93		1.91	1.99	2.06
Ratio of expenses after expense reductions (%)	1.78		1.89		1.91	1.99	2.01
Ratio of net investment income (%)	1.29		1.50		2.04	2.00	1.73
Portfolio turnover rate (%)	493		395		197	162	163
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.42		$10.19		$10.86	$10.55	$9.72
Income (loss) from investment operations: Net investment incomea	.13		.15		.22	.22	.18
Net realized and unrealized gain (loss)	(.29)		.22		(.61)	.37	1.36
Total from investment operations	(.16)		.37		(.39)	.59	1.54
Less distributions from: Net investment income	(.15)		(.14)		(.16)	(.28)	(.23)
Net realized gains	(.16)		—		(.04)	—	(.48)
Return of capital	—		—		(.08)	—	—
Total distributions	(.31)		(.14)		(.28)	(.28)	(.71)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$9.95		$10.42		$10.19	$10.86	$10.55
Total Return (%)b	(1.66	)c	3.74	c	(3.69)	5.74	16.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		5		6	8	7
Ratio of expenses before expense reductions (%)	1.91		1.87		1.86	1.90	1.95
Ratio of expenses after expense reductions (%)	1.78		1.87		1.86	1.90	1.95
Ratio of net investment income (%)	1.31		1.52		2.09	2.09	1.79
Portfolio turnover rate (%)	493		395		197	162	163
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.42		$10.18		$10.85	$10.55	$9.71
Income (loss) from investment operations: Net investment income (loss)a	.23		.26		.33	.32	.28
Net realized and unrealized gain (loss)	(.29)		.22		(.62)	.37	1.37
Total from investment operations	(.06)		.48		(.29)	.69	1.65
Less distributions from: Net investment income	(.26)		(.24)		(.26)	(.39)	(.33)
Net realized gains	(.16)		—		(.04)	—	(.48)
Return of capital	—		—		(.08)	—	—
Total distributions	(.42)		(.24)		(.38)	(.39)	(.81)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$9.94		$10.42		$10.18	$10.85	$10.55
Total Return (%)	(.66	)b	4.81	b	(2.72)	6.73	17.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84		125		136	112	128
Ratio of expenses before expense reductions (%)	.87		.84		.84	.90	.91
Ratio of expenses after expense reductions (%)	.78		.84		.84	.90	.91
Ratio of net investment income (%)	2.30		2.55		3.11	3.09	2.83
Portfolio turnover rate (%)	493		395		197	162	163
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,986,282
Undistributed long-term capital gains	$755,635
Unrealized appreciation (depreciation) on investments	$(351,820)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$3,389,215	$3,702,803
Distributions from long-term capital gains	$2,516,839	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $2,900,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the credit default swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $65,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into futures contracts as a hedge against anticipated interest rate or currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $11,922,000 to $37,067,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $6,958,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2013, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of October 31, 2013. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in written options contracts had a total value generally indicative of a range from approximately $2,000 to $202,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $36,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $38,165,000 to $70,471,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $24,971,000 to $66,359,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $6,975,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$314,223	$314,223
Credit Contracts (b)	—	4,645	—	4,645
Foreign Exchange Contracts (c)	497,009	—	—	497,009
	$497,009	$4,645	$314,223	$815,877
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(201,698)	$—	$(167,836)	$(46,149)	$(415,683)
Foreign Exchange Contracts (c)	—	(186,569)	—	—	(186,569)
	$(201,698)	$(186,569)	$(167,836)	$(46,149)	$(602,252)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on swap contracts. Unsettled variation margin for centrally cleared swaps is disclosed separately within the Statement of Assets and Liabilities.
(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$(64,112)	$123,991	$—	$784	$(750,797)	$(690,134)
Credit Contracts (a)	—	—	—	7,429	—	7,429
Foreign Exchange Contracts (b)	—	—	(565,470)	—	—	(565,470)
	$(64,112)	$123,991	$(565,470)	$8,213	$(750,797)	$(1,248,175)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$558	$79,991	$—	$(167,836)	$184,041	$96,754
Credit Contracts (a)	—	—	—	4,645	—	4,645
Foreign Exchange Contracts (b)	—	—	21,543	—	—	21,543
	$558	$79,991	$21,543	$(163,191)	$184,041	$122,942
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $664,301,615 and $692,453,903, respectively. Purchases and sales of U.S. Treasury obligations aggregated $4,895,579 and $8,261,745, respectively.

For the year ended October 31, 2013, transactions for written options on futures were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	5	$1,942
Options written	29,500,169	408,874
Options bought back	(28)	(8,355)
Options expired	(146)	(119,221)
Outstanding, end of period	29,500,000	$283,240

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.03%
Class B	1.78%
Class C	1.78%
Class S	.78%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.02%
Class B	1.77%
Class C	1.77%
Class S	.77%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $140,136, of which $9,421 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$29,655	$29,655
Class B	760	760
Class C	3,172	3,172
Class S	92,166	92,166
	$125,753	$125,753

In addition, for the year ended October 31, 2013, the Advisor reimbursed $9,810 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$5,472	$298
Class C	30,413	2,048
	$35,885	$2,346

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$63,958	$8,510	$4,336	.21%
Class B	1,821	648	106	.16%
Class C	10,120	2,278	461	.19%
	$75,899	$11,436	$4,903

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013, aggregated $1,421.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $3,852 and $79, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $112 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,661, of which $9,314 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 11, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 11, 2012 through October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,496.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	251,690	$2,573,044	312,041	$3,154,100
Class B	971	10,047	3,143	31,736
Class C	91,936	953,278	65,477	664,740
Class S	1,709,292	17,658,250	3,303,478	33,619,451
		$21,194,619		$37,470,027
Shares issued to shareholders in reinvestment of distributions
Class A	92,421	$943,522	58,692	$592,997
Class B	1,377	14,155	855	8,646
Class C	8,803	90,166	4,851	49,008
Class S	427,885	4,369,777	268,708	2,713,929
		$5,417,620		$3,364,580
Shares redeemed
Class A	(748,634)	$(7,557,764)	(1,004,009)	$(10,155,220)
Class B	(47,029)	(475,299)	(46,187)	(465,918)
Class C	(226,706)	(2,289,800)	(238,047)	(2,413,811)
Class S	(5,759,002)	(58,042,897)	(4,914,342)	(49,587,205)
		$(68,365,760)		$(62,622,154)
Redemption fees		$2,408		$1,231
Net increase (decrease)
Class A	(404,523)	$(4,038,931)	(633,276)	$(6,407,838)
Class B	(44,681)	(451,097)	(42,189)	(425,536)
Class C	(125,967)	(1,246,356)	(167,719)	(1,700,063)
Class S	(3,621,825)	(36,014,729)	(1,342,156)	(13,252,879)
		$(41,751,113)		$(21,786,316)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Enhanced Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Global Bond Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$$951.90	$948.30	$948.30	$953.10
Expenses Paid per $1,000*	$5.07	$8.74	$8.74	$3.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,020.01	$1,016.23	$1,016.23	$1,021.27
Expenses Paid per $1,000*	$5.24	$9.05	$9.05	$3.97

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Enhanced Global Bond Fund	1.03%	1.78%	1.78%	.78%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.16 per share from net long-term capital gains during its year ended October 31, 2013, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $832,000 as capital gain dividends for its year ended October 31, 2013, of which 100% represents 15% rate gains.

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Enhanced Global Bond Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DIMA agreed to reduce the Fund's contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEGBF-2
(R-024960-4 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED GLOBAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$82,838	$0	$0	$0
2012	$82,606	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013